SEC File Nos. 333-129081

811-21825

AARP FUNDS

AARP AGGRESSIVE FUND

AARP MODERATE FUND

AARP CONSERVATIVE FUND

AARP INCOME FUND

AARP MONEY MARKET FUND

Supplement dated May 27, 2010 to the
Prospectus dated October 29, 2009

as supplemented on February 26, 2010

This Supplement updates information in the Prospectus dated October 29, 2009, as supplemented on February 26, 2010.  You may obtain a copy of the Prospectus or Statement of Additional Information free of charge, upon request, by calling the AARP Financial Center toll-free at 1-800-958-6457 or visiting www.aarpfinancial.com.

In the section of the Prospectus captioned “Underlying Money Market Fund” on pages 12-13, please delete the sections entitled “Types of investments,” “Credit quality of investments,” and “Portfolio maturity” and add the following:

The Underlying Money Market Fund invests in accordance with regulatory requirements applicable to money market funds, which require, among other things, the Underlying Money Market Fund to invest only in debt obligations of high quality and with short maturities, to limit the level of investment in any single issuer, and to maintain a high level of liquidity.

Types of investments

Normally, the Underlying Money Market Fund intends to invest more than 25% of its total assets in bank obligations.  The Underlying Money Market Fund may invest in the following types of investments:

•                  instruments of U.S. and foreign banks, including certificates of deposit (CDs), bankers’ acceptances, and time deposits

•                  U.S. Treasury bills, notes, and bonds

•                  other obligations issued or guaranteed by the U.S. government and its agencies or instrumentalities

•                  commercial paper and other high quality obligations of U.S. and foreign companies, including Rule 144A and Section 4 (2) securities

•                  asset-backed securities

•                  repurchase agreements.

These instruments may bear fixed, variable or floating rates of interest or may be zero coupon securities.

- Please Retain This Supplement For Your Future Reference -

AFI000714 12/31/10
ARP-SP-009-0510

SEC File Nos. 333-129081

811-21825

AARP FUNDS

AARP AGGRESSIVE FUND

AARP MODERATE FUND

AARP CONSERVATIVE FUND

AARP INCOME FUND

AARP MONEY MARKET FUND

Supplement dated May 27, 2010 to the

Statement of Additional Information dated October 29, 2009

This Supplement updates information in the Statement of Additional Information dated October 29, 2009. You may obtain a copy of the Prospectus or Statement of Additional Information free of charge, upon request, by calling the AARP Financial Center toll-free at 1-800-958-6457 or visiting www.aarpfinancial.com.

Please delete the last three sentences of the paragraph entitled “Restricted and Illiquid Securities” on page 45 and replace them with the following:

The Underlying Money Market Fund will invest no more than 10% and 5% of its net and total assets, respectively, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration.  The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities.  Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

– Please Retain This Supplement For Your Future Reference –